                                           UNITED STATES
                                SECURITIES AND EXCHANGE COMMISSION

                                      Washington, D.C. 20549
                                         ----------------

                                             FORM 8-K

                                          CURRENT REPORT

                             Pursuant to Section 13 or 15(d) of the
                                 Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):  April 27, 2004

                               TROPICAL SPORTSWEAR INT'L CORPORATION
                      (Exact name of registrant as specified in its charter)

                   Florida                 0-23161               59-3420305
        (State or other jurisdiction     (Commission            (IRS Employer
             of incorporation)           File Number)         Identification No.)

                4902 W. Waters Avenue
                 Tampa, Florida                                    33634
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (813) 249-4900

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Item 5.   Other Events

         Attached is the Press Release disseminated by the Company on April 27, 2004.

Item 7.  Exhibits

Exhibit  99     Press Release dated April 27, 2004.

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                                                    SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TROPICAL SPORTSWEAR INT'L CORPORATION

Date:   April 27, 2004                      By:    /s/ Robin J. Cohan
                                                   Robin J. Cohan
                                                   Executive Vice President and
                                                   Chief Financial Officer